Supplement dated March 11, 2021
to the Prospectus dated July 2, 2012 for
Titanium VUL
Issued by
Protective Life Insurance Company
Titanium Universal Life Variable Account

Supplement dated March 11, 2021
to the Prospectus dated July 2, 2012 for
Titanium Variable Annuity
Issued by
Protective Life Insurance Company
Titanium Annuity Variable Account

This Supplement amends certain information in your variable annuity contract (“Contract”) or variable life insurance policy (“Policy”) prospectus (the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

Important Notice Regarding the Reorganization of Invesco V.I. Managed Volatility Fund
The Board of Trustees of Invesco V.I. Managed Volatility Fund (“Target Fund”), a series portfolio of AIM Variable Insurance Funds (formerly, Invesco Variable Insurance Funds) (the “Trust”), unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Target Fund would transfer all of its assets and liabilities to the corresponding Acquiring Fund listed below, each a series portfolio of the Trust, in exchange for shares of the Acquiring Fund that would be distributed to the Target Fund shareholders.

Target Fund	Acquiring Fund
Invesco V.I. Managed Volatility Fund	Invesco V.I. Equity and Income Fund

The Agreement requires approval by each Target Fund’s shareholders and will be submitted to Target Fund shareholders for their consideration at a special shareholders meeting to be held in or around April 2021. If the Agreement is approved by shareholders of the Target Fund and certain conditions required by the Agreement are satisfied or waived, the reorganizations are expected to be consummated shortly thereafter. Upon closing of the reorganizations (the “Closing Date”), shareholders of each Target Fund will receive shares of a class of the corresponding Acquiring Fund that are equal in value to the shares of the corresponding class of the Target Fund that the shareholders held immediately prior to the closing of the reorganizations, and the Target Fund will liquidate and cease operations. Shareholders of each Target Fund will vote separately on the Agreement, and a reorganization will be effected only if that Target Fund’s shareholders approve the Agreement.
A combined Proxy Statement/Prospectus will be sent to Contract and Policy owners invested in the Target Fund requesting their vote on the Agreement, which will include a full discussion of the reorganizations and the factors the Board of Trustees considered in approving the Agreement.
Following the Reorganization, the Target Fund will no longer be available for investment. Your contract value in the Sub-Account invested in the Target Fund at the time of the Reorganization will become invested in the Subaccount invested in the corresponding Acquiring Fund.
Your rights and obligations under the Contract or Policy and your contract value will not change as a result of the Reorganization. The fees and charges under the Contract or Policy will not change and there are no tax consequences to you as a result of the Reorganization.
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144182.35a

As of the Closing Date, this Supplement amends your Prospectus by removing all references to the Target Fund as investment options under the Contract or Policy. As of the Closing Date, this supplement further amends your Prospectus by adding the Acquiring Fund as an investment options under your Contract or Policy.
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If you have any questions regarding this Supplement or if you wish to receive prospectuses for the Target or Acquiring Fund, or other Funds available under your Contract or Policy, you may contact us by writing or calling Protective Life at P.O. Box 1928, Birmingham, AL 35201-1928 or toll free at 800-456-6330.

144182.35a